SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 12, 2007
NEXTERA ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-25995	95-4700410

(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)
14320 Arminta Street
Panorama City, California 91402
(Address of Principal Executive Offices)

(818) 902-5537
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.1
EXHIBIT 3.2
EXHIBIT 4.1
EXHIBIT 4.2
EXHIBIT 4.3
EXHIBIT 4.4

Item 1.01 Entry into a Material Definitive Agreement.
Item 3.02 Unregistered Sales of Equity Securities.
     On June 15, 2007, Nextera Enterprises, Inc., or Nextera, entered into a Note Conversion Agreement with, and issued a Class A Common Stock Purchase Warrant to, each of Mounte LLC, or Mounte, and Jocott Enterprises, Inc., or Jocott, pursuant to the terms of a Funding Agreement entered into as of April 16, 2007 by and among Nextera, Mounte, Jocott, and Woodridge Labs, Inc. The material terms of the Funding Agreement are described in Nextera’s Amendment No. 1 to Form 10-K/A for the fiscal year ended December 31, 2006, which description is incorporated herein by reference.
     Under the Note Conversion Agreements, Nextera exchanged all outstanding principal and accrued interest owed to Mounte and Jocott pursuant to individual promissory notes executed in connection with the Funding Agreement for 15,169 and 10,113 shares, respectively, of Nextera’s Series B Preferred Stock, together with a cash payment in lieu of fractional shares. The Series B Preferred Stock was issued at a price of $100 per share, has a liquidation preference of $100 per share, provides for a 7% per annum cumulative paid-in-kind dividend, and entitles its holders to a number of votes equal to the number of shares held. The Series B Preferred Stock is not convertible into any other securities of Nextera and ranks junior to the Series A Preferred Stock as to the payment of dividends, the issuance of a special redemption, and the distribution of assets upon liquidation, dissolution or winding up. The Series B Preferred Stock is structured so as to qualify as “Permitted Equity Interests” as such term is defined in Nextera’s Credit Agreement, as amended.
     Under the Class A Common Stock Purchase Warrants, Nextera granted Mounte and Jocott the right to purchase 3,033,945 and 2,022,630 shares, respectively, of Nextera’s Class A Common Stock at an exercise price of $0.50 per share, exercisable at any time at the option of the holder. The warrants have a ten-year term and have customary piggyback registration rights and anti-dilution rights with respect to specified events.
     The Series B Preferred Stock and Class A Common Stock Purchase Warrants were issued to Mounte and Jocott in transactions exempt from registration pursuant to Section 4(2) of the Securities Act of 1933, as amended, or the Securities Act, and Rule 506 of Regulation D. These transactions were exempt because they constituted private sales made without general solicitation or advertising exclusively to “accredited investors” as defined in Rule 501 of Regulation D. Further, the stock certificates and warrants issued to Mounte and Jocott bear legends providing, in substance, that the securities represented thereby may not be sold, transferred or assigned in the absence of an effective registration statement or opinion of counsel that registration is not required under the Securities Act.
     Mounte controls approximately 65.5% of the voting power of Nextera’s outstanding common and preferred stock. In addition, Steven B. Fink and Stanley E. Maron, both directors of Nextera, are respectively a manager and the Secretary of Mounte. Joseph J. Millin and Scott J. Weiss are each directors of both Nextera and Jocott, and Mr. Millin is also President of Nextera.
     The foregoing description of the Note Conversion Agreements and Class A Common Stock Purchase Warrants is qualified in its entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 4.1 through 4.4, and each of which is incorporated herein in its entirety by reference.
Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On June 12, 2007, Nextera filed Certificates of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations, and Restrictions Thereof, or the Certificates, with respect to two new series of preferred stock: Series B Cumulative Non-Convertible Preferred Stock and Series C Cumulative Non-Convertible Preferred Stock. Each of these series of preferred stock consists of 200,000 shares, has a par value of $0.001 per share, has

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a liquidation preference of $100 per share, provides for a 7% per annum cumulative paid-in-kind dividend, is not convertible into any other securities of Nextera, entitles its holders to a number of votes equal to the number of shares held, and ranks junior to the Series A Preferred Stock as to the payment of dividends, the issuance of a special redemption, and the distribution of assets upon liquidation, dissolution, or winding up. The Series B Preferred Stock and Series C Preferred Stock rank on a parity with each other as to the payment of dividends and as to the issuance of a special redemption. The Series B Preferred Stock ranks senior to the Series C Preferred Stock as to the distribution of assets upon liquidation, dissolution, or winding up.
     The foregoing description of the Series B Preferred Stock and Series C Preferred Stock is qualified in its entirety by reference to the full text of the Certificates, copies of which are attached hereto as Exhibits 3.1 and 3.2, and each of which is incorporated herein in its entirety by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series B Cumulative Non-Convertible Preferred Stock.

3.2	Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series C Cumulative Non-Convertible Preferred Stock.

4.1	Note Conversion Agreement between Nextera Enterprises, Inc. and Mounte LLC dated as of June 15, 2007.

4.2	Note Conversion Agreement between Nextera Enterprises, Inc. and Jocott Enterprises, Inc. dated as of June 15, 2007.

4.3	Class A Common Stock Purchase Warrant issued to Mounte LLC dated as of June 15, 2007.

4.4	Class A Common Stock Purchase Warrant issued to Jocott Enterprises, Inc. dated as of June 15, 2007.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXTERA ENTERPRISES, INC.
Date: June 18, 2007	By:	/s/ Antonio Rodriquez
		Name:	Antonio Rodriquez
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series B Cumulative Non-Convertible Preferred Stock.

3.2	Certificate of Designations, Preferences and Relative, Participating, Optional and Other Special Rights of Preferred Stock and Qualifications, Limitations and Restrictions Thereof of Series C Cumulative Non-Convertible Preferred Stock.

4.1	Note Conversion Agreement between Nextera Enterprises, Inc. and Mounte LLC dated as of June 15, 2007.

4.2	Note Conversion Agreement between Nextera Enterprises, Inc. and Jocott Enterprises, Inc. dated as of June 15, 2007.

4.3	Class A Common Stock Purchase Warrant issued to Mounte LLC dated as of June 15, 2007.

4.4	Class A Common Stock Purchase Warrant issued to Jocott Enterprises, Inc. dated as of June 15, 2007.